UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2006

Metal Management, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-14836	94-2835068
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

325 N. LaSalle St., Suite 550, Chicago, Illinois		60610
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(312) 645-0700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 7, 2006, Metal Management, Inc. (the "Company") announced that it has applied for listing of the Company's common stock on the New York Stock Exchange ("NYSE") under the ticker symbol "MM". Consequently, subject to approval by the NYSE of the Company's listing application, the trading of the Company's common stock will be transferred to the NYSE from The NASDAQ Stock Market LLC ("NASDAQ").

The Company anticipates that trading in its common stock on the NYSE will begin on October 5, 2006 and that the last day of trading of the Company's common stock on NASDAQ will be effective as of the market close on October 4, 2006.

A copy of the press release announcing the anticipated transfer of the Company's listing to the NYSE is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release issued by Metal Management, Inc. on September 7, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metal Management, Inc.

September 7, 2006	By:	/s/ Robert C. Larry

Name: Robert C. Larry
Title: Executive Vice-President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Metal Management, Inc. on September 7, 2006